EXHIBIT 10.24P

SIXTIETH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Sixtieth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, this Amendment shall be effective as of September 17, 2011 (the “Effective Date”).  Any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree to the following as of the Effective Date:

1.

TWC hereby requests and CSG agrees to provide a certain enhanced version of a Financial Forecaster report based on that certain Financial Forecaster report entitled “****-*** ******* ******* ******* ******,” which will be configured, per TWC’s business requirements, to include Customers’ Subscriber level data from that Certain Financial Forecaster report entitled “****-*** ******* ********** ******* *** ******** *****”(the “****-*** ****** **** ******”). Following implementation pursuant to that certain Statement of Work (CSG document no. 2310917), CSG shall deliver the ****-*** ****** **** ****** ***** to a file transfer protocol site (“FTP”) for pick up and use by TWC and, without limitation and ** ** ********** ****, distribution to and use by all Participating Affiliates.

CSG will maintain the ***** delivered ****-*** ****** **** ****** ** *** FTP site until (i) pick up by TWC or (ii) *******-*** **** ***** following delivery to the FTP directory, whichever is earlier.  A backup copy of ****-*** ****** **** ****** will be maintained by CSG for a period of *** ******* ****** ***** ***** following delivery of the ****-*** ****** **** ****** to the FTP directory.  For the File Restoration Fees as set forth in Schedule F, the ****-*** ****** **** ****** will be made available to TWC, at TWC’s request to CSG (via email is sufficient), from the FTP directory. CSG shall use commercially reasonable efforts to provide the ***** ****-*** ****** **** ****** by **:** ***. central time.

a)	As a result, Schedule C, “Basic Services and Additional Services and Associated Exhibits,” of the Agreement is hereby amended by adding the following to the section entitled “Additional Services”:

CPRM-006 Detail File Report

b)

As a further result, Schedule F, “Fees,” Section III, “Advanced Reporting,” shall be amended to add a new subsection D, titled Financial Forecaster, to include the following fees for the ****-*** ****** **** ******:

III. Advanced Reporting

D. Financial Forecaster

Description of Item/Unit of Measure	Frequency	Fee
Financial Forecaster CPRM-006 Detail File Report (Note 1) (Note 2)
1. ****-*** ****** **** ****** Implementation Fee (Note 1)	*** ****	$*********
2. ****-*** ****** **** ***** ******** to FTP Directory	*******	$********
3. File Restoration Fee from Archive Directory	*** **********	$******

Note 1: Implementation of the ****-*** ****** **** ****** is set forth in a Statement of Work (CSG document no. 2310892).

Note 2: *** **** *** ***** ** *** ***** ***** *** *** ******* ** ******** ******** ** ******* *** ** *** ********* ***** ***** ** *****

The parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the date indicated below (the “Execution Date”).  Notwithstanding the foregoing, the parties acknowledge and agree that to the extent either CSG or TWC has been performing, prior to the Execution Date, in connection with the elements described in this Amendment, the Agreement, as amended hereby, shall retroactively govern each party’s performance in connection with the subject matter hereof commencing as of the Effective Date.  Further, if any invoices have been issued under this Amendment prior to the Execution Date, TWC shall pay all undisputed amounts due by TWC hereunder within ***** **** **** **** after the Execution Date.

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)
By:/s/ Frank Boncimino	By:/s/ Peter E Kalan
Name: Frank Boncimino	Name: Peter E. Kalan
Title: SVP, Chief Information Officer	Title: President & CEO
Date: January 15, 2013	Date: 1/21/13